SUPPLEMENT TO THE VARIABLE ANNUITY PROSPECTUSES

AMERICAN GENERAL LIFE INSURANCE COMPANY

VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

FS VARIABLE SEPARATE ACCOUNT

Polaris Platinum III Variable Annuity

Polaris Preferred Solution Variable Annuity

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

VALIC SEPARATE ACCOUNT A

Polaris Platinum Elite Variable Annuity

On February 6, 2017, the following Variable Portfolios are hereby added as variable investment options under the contract.

Underlying Fund:	Management by:	Trust:	Asset Class:
SA Index Allocation 90/10	SunAmerica Asset Management, LLC	SAST	Asset Allocation
SA Index Allocation 80/20	SunAmerica Asset Management, LLC	SAST	Asset Allocation
SA Index Allocation 60/40	SunAmerica Asset Management, LLC	SAST	Asset Allocation

Termination of Polaris Portfolio Allocator Program

Effective on February 6, 2017, due to pending regulatory changes we will no longer offer the Polaris Portfolio Allocator Program. All references to this program will be removed from your prospectus and Statement of Additional Information and we will no longer update the Polaris Portfolio Allocator Models on an annual basis.

If you are currently invested in a Polaris Portfolio Allocator Model, you will remain invested in the same Variable Portfolios and in the same amounts and weights as before the Polaris Portfolio Allocator Program was terminated; however, the investment will no longer be considered to be a Polaris Portfolio Allocator Model and you may no longer trade into a Polaris Portfolio Allocator Model. Any active asset rebalancing or dollar cost averaging programs will continue according to your current allocations on file.

If you are currently invested in a Combination Model, you will remain invested in the same Variable Portfolios and in the same amounts and weights as before the Polaris Portfolio Allocator Program was terminated; however, the investment will no longer be considered to be a 50%-50% Combination Model and you may no longer trade into any other Combination Model. Any active asset rebalancing or dollar cost averaging programs will continue according to your current allocations on file.

Additionally, if you elected a Living Benefit which allowed Polaris Portfolio Allocator Models as part of the investment requirements, you may trade out of your allocation at any time into any investment that meets your Living Benefit’s investment requirements, including the asset allocation of the Variable Portfolios listed in the table below (“Allocations”). After the termination effective date, only the asset allocation of the Variable Portfolios of your current model or the Allocations below will meet the investment requirements for Living Benefits which previously allowed Polaris Portfolio Allocator Models.

Allocations (effective February 6, 2017)

Variable Portfolios	Allocation 1	Allocation 2	Allocation 3	Allocation 4*
American Funds Global Growth SAST	2.0%	3.0%	4.0%	6.0%
American Funds Growth-Income SAST	0.0%	0.0%	1.0%	4.0%
Blue Chip Growth	2.0%	3.0%	4.0%	4.0%
Capital Appreciation	3.0%	3.0%	4.0%	5.0%
Capital Growth	2.0%	3.0%	3.0%	4.0%
Corporate Bond	10.0%	8.0%	7.0%	1.0%
“Dogs” of Wall Street	3.0%	3.0%	3.0%	5.0%
Emerging Markets	0.0%	1.0%	2.0%	2.0%
Equity Opportunities	3.0%	4.0%	4.0%	6.0%
Foreign Value	3.0%	3.0%	3.0%	4.0%
Global Bond	4.0%	4.0%	2.0%	2.0%
Government and Quality Bond	8.0%	8.0%	7.0%	2.0%
Growth-Income	6.0%	7.0%	8.0%	8.0%
High-Yield Bond	4.0%	3.0%	2.0%	0.0%
International Diversified Equities	3.0%	3.0%	4.0%	5.0%
Invesco V.I. Comstock Fund, Series II Shares	5.0%	5.0%	6.0%	8.0%
Invesco V.I. Growth and Income Fund, Series II Shares	6.0%	7.0%	8.0%	8.0%
Real Estate	0.0%	0.0%	0.0%	1.0%
Real Return	5.0%	3.0%	2.0%	0.0%
SA AB Growth	1.0%	1.0%	1.0%	2.0%
SA JPMorgan MFS Code Bond	17.0%	13.0%	10.0%	5.0%
SA Legg Mason BW Large Cap Value	4.0%	4.0%	4.0%	5.0%
SA Janus Focused Growth	0.0%	1.0%	1.0%	2.0%
SA MFS Massachusetts Investors Trust	6.0%	6.0%	7.0%	8.0%
Small & Mid Cap Value	1.0%	1.0%	1.0%	2.0%
Small Company Value	0.0%	2.0%	2.0%	1.0%
Ultra Short Bond	2.0%	1.0%	0.0%	0.0%
Total	100%	100%	100%	100%

* Allocation 4 above is only available if you elected the Polaris Income Plus Daily Living Benefit.

Dated: December 19, 2016

Please keep this Supplement with your Prospectus